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                                                                    EXHIBIT 99.7

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.


                           CONVERTIBLE PROMISSORY NOTE


CP-2
$1,000,000                                                          June 9, 2006


                  FOR VALUE RECEIVED, Clinical Data, Inc., a Delaware corporation (the "COMPANY") hereby absolutely and unconditionally promises to pay to RJK, L.L.C., a Virginia limited liability company (the "HOLDER"), thirty
(30) days after the date hereof, the principal sum of One Million Dollars ($1,000,000.00) in lawful money of the United States of America and in immediately available funds, plus interest accrued from the date hereof at the rate of twelve percent (12%) per annum. This note (this "NOTE") is being offered subject to the terms set forth herein.

                  1. (a) Subject to the acceleration of this Note as provided in sub-section (e) below, the outstanding principal amount of this Note, together with all interest accrued but unpaid thereon, shall be due and payable thirty
(30) days after the date of this Note.

                           (b) Interest shall commence on the date hereof and
shall be computed on the basis of a 360-day year and the number of actual days elapsed.

                           (c) The Company may not prepay any amounts owed under
this Note in full or in part without the prior written consent of the Holder.

                           (d) All payments shall be applied first to accrued
interest and thereafter to principal.

                           (e) The entire unpaid principal sum of this Note,
together with all accrued and unpaid interest thereon, shall become immediately due and payable upon the occurrence of any of the following events, each an "EVENT OF DEFAULT": (i) failure to pay any amount owing by the Company hereunder when due and payable; or (ii) the initiation of any case, proceeding, or other action under any existing or future law of any jurisdiction, relating to bankruptcy, insolvency, or other relief of debtors, an order for relief entered with respect to it or to its debts, by or against the Company, or a general assignment of assets by the Company for the benefit of creditors; or (iii) the material breach by the Company of any of its covenants in this Note which is not cured within ten (10) days of receiving notice of such breach; or (iv) any default by the Company in the payment of any material indebtedness or any event that causes any material indebtedness of the Company to become due prior to its stated maturity, and such default or event is reasonably likely to materially adversely affect the Company's ability to pay any amounts owing under this Note. Upon an Event of Default, any unpaid principal and accrued but unpaid interest thereon shall be capitalized and shall thereafter accrue interest a rate equal to the lesser of (i) eighteen percent (18%) per annum or (ii) the maximum amount permitted by applicable law, until such unpaid amounts are paid in full. During and after an Event of Default, interest shall be added to the principal on a quarterly basis and thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

                           (f) No remedy herein conferred upon the Holder is
intended to be exclusive of any other remedy and each and every remedy shall be cumulative and in addition to every other remedy hereunder, now or hereafter existing at law or in equity or otherwise.

                  2. (a) In the event that the Company, at any time on or prior to thirty (30) days from the date of this Note, shall issue and sell its securities (whether capital stock or convertible debt) (the "NEXT FINANCING") to investors (the "INVESTORS"), then the Holder shall have the option of converting the outstanding principal and accrued interest owed under this Note, at the closing and on the same terms and conditions of the Next Financing, into the same type of security sold in the Next Financing at a price per share equal to the last reported closing bid price of the Company's Common Stock as reported on the Nasdaq National Market on the date hereof (the "MARKET PRICE"), and the Holder shall execute and deliver such documents as the Investors are required to execute and deliver in connection with the Next Financing. Upon such conversion, this Note shall automatically terminate and be cancelled and cease to represent the indebtedness of the Company and the sole right of the Holder shall be to receive certificates or instruments evidencing the securities of the Company issued in the Next Financing to which the Holder is entitled.

                           (b) If the Company has not consummated the Next
Financing within thirty (30) days after the date of this Note, then the Holder shall have the option, but not the obligation, to purchase from the Company that number of shares of Common Stock of the Company equal to the principal and the accrued interest then owed under this Note divided by the Market Price (as appropriately adjusted for any stock dividends, stock splits, combinations, recapitalizations, and similar events occurring after the date of this Note).

                           (c) No fractional shares of capital stock of the
Company will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall pay to the Holder in cash the amount of the unconverted



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principal and interest balance of this Note that would otherwise be converted into such fractional share.

                           (d) Upon conversion of this Note pursuant to this
Section 2, the Holder shall surrender to the Company this Note, duly endorsed, at the principal offices of the Company or any transfer agent of the Company, and the Company, at its expense, shall issue and deliver to the Holder, at such principal office, a certificate or certificates for the number of shares to which the Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described herein.

                  3. The Company hereby represents and warrants to Holder that:

                           (a) Organization, Good Standing and Qualification.
The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

                           (b) Authorization. All corporate action on the part
of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Note and the performance of all obligations of the Company hereunder has been taken.

                           (c) Binding Effect; No Conflicts. This Note
represents the valid and binding obligations of the Company, enforceable in accordance with its terms except as may be limited (i) by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally; and (ii) by the effect of rules of law governing the availability of equitable remedies. The execution of this Note and the performance of any transaction contemplated hereby will not
(i) violate, conflict with or result in a default under any material contract or obligation to which the Company is a party or by which it or its assets are bound, or any provision of the certificate of incorporation or by-laws of the Company; (ii) cause the creation of any lien upon any of the assets of the Company; (iii) violate or result in the violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to the Company; (iv) require from the Company any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party other than pursuant to federal and state securities or blue sky laws; or (v) accelerate any material obligation under, or give rise to a right of termination of, any agreement, permit, license or authorization to which the Company is a party or by which the Company is bound.

                  4. The Holder represents and warrants to the Company that:



                                       3
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                           (a) Purchase for Own Account. Holder represents that
it is acquiring the Note and any securities of the Company issuable upon conversion of the Note (collectively, the "SECURITIES") solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

                           (b) Further Limitations on Disposition. Without in
any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

                                    (i) There is then in effect a registration
statement under the Securities Act of 1933, as amended, covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                                    (ii) (A) Holder shall have notified the
Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and

                                            (B) if reasonably requested by the
Company, Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act of 1933, as amended.

                                    (iii) Notwithstanding the provisions of
paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by Holder to an affiliate, a shareholder or a partner (or retired partner) or wholly owned subsidiary of Holder if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Holder hereunder.

                           (c) Accredited Investor. Holder is an "accredited
investor" as such term is defined in Rule 501 under the Securities Act of 1933, as amended.

                  5. Company covenants and agrees that so long as any amount remains outstanding under this Note:

                           (a) Company shall use the proceeds of the loan
evidenced by this Note only for general working capital purposes relating to its business as previously described to Holder, including for payment of compensation for employees and consultants.

                           (b) Company shall do or cause to be done all things
necessary to preserve, renew, and keep in full force and effect its existence and its material rights.

                           (c) Company shall maintain true and complete books
and records of account in accordance with generally accepted accounting principles. Company shall furnish to



                                       4
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Holder such financial statements and other information about the financial condition, properties, and operations of Company as Holder may from time to time reasonably request.

                           (d) The Company shall give the Holder notice (i)
promptly after its receipt of notice thereof, of any action, suit, or proceeding brought or threatened to be brought by or against the Company, before any governmental authority, or any admonition, censure or adverse citation from any governmental authority, (ii) promptly after its receipt of notice thereof, of any action or event constituting a material event of default or violation of any material contract or license to which the Company is a party or by which the Company is bound, or any investigation, assertion, claim, or challenge relating thereto, and (iii) promptly after the occurrence thereof, of any default by the Company in the payment of any material indebtedness or any event that causes any material indebtedness of the Company to become due prior to its stated maturity.

                  5. Notices. Any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given: (i) upon sending such notice by facsimile provided receipt is confirmed by a machine-generated transmission report; or (ii) three (3) days after sending such notice by registered or certified mail, postage prepaid and return receipt requested; or (iii) one (1) day after depositing such notice with a courier service guaranteeing next day delivery, return receipt requested, addressed to the Company at One Gateway Center, Suite #551, Newton, MA 02458, Attention:
Caesar J. Belbel, EVP, facsimile number (617) 965-0445, with a copy to John Hession, McDermott Will & Emery LLP, 28 State Street, Boston, MA 02109, facsimile number (617) 535-3800, or to Holder at The Governor Tyler, 1881 Grove Avenue, Radford, VA 24141, Attention: Marcus E. Smith, Esq., facsimile number
(540) 633-7972, or at such other address as such party may designate by ten (10) days advance written notice to the other party.

                  6. The obligations of the Company under this Note are unconditional and irrevocable and shall not be subject to any right of setoff or recoupment that the Company may now or hereafter have against the Holder.

                  7. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Note, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Note, except as expressly provided in this Note.

                  8. This Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  9. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.



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                  10. This Note constitutes the entire understanding and
agreement among the parties with regard to the subjects hereof.

                  11. No failure or delay by the Holder to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. Any term of this Note may be amended or waived only with the written consent of the Company and the Holder of this Note.

                  12. If any action at law or in equity, including action for injunctive relief, is brought relating to this Note or the breach hereof, the prevailing party in any final judgment or award, or the non-dismissing party in the event of a dismissal without prejudice, shall be entitled to the full amount of all reasonable expenses, including all court costs and reasonable attorney fees paid or incurred.

                  13. The Note shall be construed in accordance with the laws of the State of Delaware, without giving affect to its conflicts of laws principles.



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         IN WITNESS WHEREOF, the Company and the Holder each has caused this
Note to be executed by its duly authorized officer to take effect as of the date first hereinabove written.


                                         COMPANY:

                                         CLINICAL DATA, INC.,
                                         a Delaware corporation

                                         By: /s/ Caesar J. Belbel
                                             -----------------------------------
                                             Caesar J. Belbel
                                             Executive Vice President and Chief
                                             Legal Officer

                                         Address: One Gateway Center, Suite 551
                                                  Newton, MA  02458


AGREED AND ACKNOWLEDGED:


RJK, L.L.C.,
a Virginia limited liability company

By: /s/ Randal J. Kirk
   ---------------------------------
Name: Randal J. Kirk
Title: Manager